Equity	12 Months Ended
Dec. 31, 2023
Equity
Equity
17.	Equity
(a)	Ordinary shares

In February 2021, the Company passed a board resolution to increase its authorized shares from 500,000,000 shares to 3,000,000,000 shares of par value USD0.0001 each, including 2,900,000,000 Class A ordinary shares (entitled to one vote per share) and 100,000,000 Class B ordinary shares (entitled to ten votes per share), which are subject to restrictions on the voting rights until the consummation of the Company’s IPO.

In connection with the Company’s IPO in November 2022, the Company issued 5,462,500 American depositary shares (“ADSs”) or 16,387,500 Class A ordinary shares at the price of USD11 per ADS or USD3.67 per ordinary share, with net proceeds of RMB365,784.

(b)	Termination of preference rights of certain shareholders

As set out in Note 13, the preference rights (including liquidation preference and redemption rights, where applicable) of Series A, B and C shares were terminated on April 8, 2021. The redeemable Series B and C Shares were reclassified from mezzanine equity to permanent equity and Series A Shares with liquidation preference were reclassified to ordinary shares within permanent equity on April 8, 2021 as a result of the termination of the preference rights.

(c)	Shares repurchase

A subsidiary of the Company agreed to pay a cash consideration of RMB111,260 in May 2021 to acquire 8,822,664 ordinary shares held by a shareholder of Atour Shanghai, who agreed not to participate in the Restructuring. The transaction is accounted for as share repurchase by the Company for the year ended December 31, 2021.

(d)	Distribution to shareholders

The Company agreed with certain shareholders to distribute of RMB20,645 in cash to these shareholders in May 2021.

In August 2023, the Company declared a cash dividend of USD$0.05 per ordinary share, or USD$0.15 per American Depositary Share (“ADS”), with each ADS representing three Class A ordinary shares. The total amount of RMB150,579 was distributed on September 28, 2023.